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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT
                                   Pursuant to

                             Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): December 19, 1998

                              --------------------

                             CYTOTHERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                       0-19871                   94-3078125

(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation)                                    Identification Number)



                          701 George Washington Highway
                           Lincoln, Rhode Island 02865

          (Address, of principal executive offices, including zip code)



                                 (401) 288-1000

               (Registrant's Telephone number including area code)
                              --------------------




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Item 5.

     The Board of Directors of CytoTherapeutics, Inc. (the "Company") has elected John J. Schwartz and Moses Goddard, Vice President and Chief Technical Officer of the Company, to serve as directors of the Company, increasing the size of the board to seven members. Mr. Schwartz also was chosen to serve as Chairman of the Board. Mr. Schwartz was elected as a Class I Director with a term expiring in 2001. Mr. Goddard was elected as a Class II Director, with his term expiring in 1999.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CYTOTHERAPEUTICS,  INC.

                                              By   /s/ Philip K. Yachmetz
                                                   ----------------------
                                                   Title:  Secretary

Date:  December 29, 1998



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